CONDENSED BALANCE SHEETS (Unaudited) (Parenthetical) - USD ($)	Mar. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Statement of Financial Position [Abstract]
Allowance	$ 21,437	$ 25,772	$ 92,646
Common stock, par value (in Dollars per share)	$ 0.00001	$ 0.00001	$ 0.00001
Common stock, shares authorized	50,000,000	50,000,000	50,000,000
Common stock, shares issued	13,233,544	12,917,239	7,307,157
Common stock, shares Outstanding	13,233,544	12,917,239	7,307,157